                                                                   EXHIBIT 10(a)

                  FIRST AMENDMENT AND MODIFICATION AGREEMENT



       FIRST AMENDMENT AND MODIFICATION AGREEMENT dated as of January 31, 1996 (the "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"); the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"); THE FIRST NATIONAL BANK OF BOSTON, BANK ONE, TEXAS, NATIONAL ASSOCIATION, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (collectively, the "Banks"); and THE FIRST NATIONAL BANK OF BOSTON, AS AGENT (the "Agent") for the Banks, amending certain provisions of the Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of August 24, 1995 (the "Agreement") among the Company, the Banks and the Agent and the other Loan Documents (as defined in the Agreement). Terms not otherwise defined herein which are defined in the Agreement shall have the respective meanings assigned to such terms in the Agreement.

       WHEREAS, the Company has created a new, wholly owned subsidiary, Sterling Commerce, Inc., a Delaware corporation ("SCI"), and intends to transfer certain assets, including the capital stock of certain of the Sterling Subsidiaries, to SCI;

       WHEREAS, the Company intends to offer to the public a portion of the common stock of SCI and to distribute the remaining common stock of SCI to the Company's shareholders by means of a tax-free distribution;

       WHEREAS, the Company has given irrevocable notice for the redemption of its outstanding Subordinated Debentures to the registered holders thereof;

       WHEREAS, in connection with the foregoing and certain related transactions, the Company has requested that the Agent and the Banks agree to issue certain consents and amend certain provisions of the Agreement and the other Loan Documents;

       WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to issue such consents and amend such provisions;

       NOW, THEREFORE, in consideration of the mutual agreements contained in the Agreement, the other Loan Documents and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       (S)1.  AMENDMENT OF (S)1.1 OF THE AGREEMENT.  Section 1.1 of the
              ------------------------------------
Agreement is hereby amended by:

               (a) deleting the definition of "Sterling Companies" in its entirety and substituting in lieu thereof the following definition:

               "Sterling Companies.  Collectively, the Company, the Sterling
                -------- ---------
       Subsidiaries and the Non-Guarantor Subsidiaries.";

               (b) deleting the definition of "Sterling Subsidiaries" in its entirety and substituting in lieu thereof the following definition:

               "Sterling Subsidiaries.  Collectively, those Subsidiaries of the
                -------- ------------
       Company or any of the Company's Subsidiaries listed on Schedule 1.6
                                                              -------- ---
       hereto, and any other Subsidiary of the Company or any of its Subsidiaries which (i) is acquired or created subsequent to the date hereof, (ii) is organized under the laws of the District of Columbia or any state of the United States, (iii) has its principal place of business in the United States, (iv) does not do business exclusively outside the United States and (v) is a party to and guarantor under the Guaranty."; and

               (c) inserting, in the places required by alphabetical order, the following new definitions:

                    "Indemnification Agreement.  The Indemnification Agreement
                     --------------- ---------
               to be entered into by the Company and/or any of its Subsidiaries (other than SCI and its Subsidiaries), on the one hand, and SCI and/or any of its Subsidiaries, on the other hand, each substantially in the form delivered by the Company to the Agent in connection with the First Amendment and Modification Agreement dated as of January 31, 1996 among the Company, the Sterling Subsidiaries listed on the signature pages thereto, the Agent and the Banks."

                    "SCI.  Sterling Commerce, Inc., a Delaware corporation."
                     ---

                    "Tax Allocation Agreement.  The Tax Allocation Agreement to
                     --- ---------- ---------
               be entered into by the Company and/or any of its Subsidiaries (other than SCI and its Subsidiaries), on the one hand, and SCI and/or any of its Subsidiaries, on the other hand, each substantially in the form delivered by the Company to the Agent in connection with the First Amendment and Modification Agreement dated as of January 31, 1996 among the Company, the Sterling Subsidiaries listed on the signature pages thereto, the Agent and the Banks."

       (S)2.  REPLACEMENT OF SCHEDULES 1.3 AND 1.6 TO THE AGREEMENT.  Schedules
              -----------------------------------------------------   ---------
1.3 and 1.6 to the Agreement are hereby deleted in their entirety, and Schedules
- --- --- ---                                                            ---------
1.3 and 1.6 attached hereto are hereby respectively substituted in lieu thereof.
- --- --- ---

       (S)3.  REPLACEMENT OF SCHEDULE 5.2 TO THE AGREEMENT.  Schedule 5.2 to the
              --------------------------------------------   -------- ---
Agreement is hereby deleted in its entirety, and Schedule 5.2 attached hereto is
                                                 -------- ---
hereby substituted in lieu thereof.

       (S)4.  REPLACEMENT OF SCHEDULE 5.6 OF THE AGREEMENT.  Schedule 5.6 to the
              --------------------------------------------   -------- ---
Agreement is hereby deleted in its entirety, and Schedule 5.6 attached hereto is
                                                 -------- ---
hereby substituted in lieu thereof.

       (S)5.  AMENDMENT OF (S)9.1 OF THE AGREEMENT.  Section 9.1 of the
              ------------------------------------
Agreement is hereby amended by:

               (a) inserting the word "and" at the end of subsection (o) thereof; and

               (b) inserting, immediately after subsection (o) thereof and immediately before the last sentence of (S)9.1, the following new subsection (p) with the following text:

                    "(p)  Indebtedness under the Tax Allocation Agreement and
               (S)2 and (S)3 of the Indemnification Agreement."

       (S)6.  AMENDMENT OF (S)9.5 OF THE AGREEMENT.  Section 9.5 of the
              -------------   --------------------
Agreement is hereby amended by deleting, from subparagraph (a)(i)(B) thereof, the dollar amount "$20,000,000" and substituting in lieu thereof the dollar amount "$60,000,000".

       (S)7.  AMENDMENT OF (S)9.7 OF THE AGREEMENT.  Section 9.7 of the
              ------------------------------------
Agreement is hereby amended by deleting the period (".") at the end thereof and substituting in lieu thereof the following text:

       "; provided,  however, that the Company may redeem all or any portion of
          --------  --------
       the Subordinated Debentures (up to a maximum of $100,000), pursuant to the notice of redemption given to holders of the Subordinated Debentures on January 5, 1996."

       (S)8.  AMENDMENT OF FINANCIAL COVENANTS.
              --------------------------------

               (a)  Amendment of (S)10.3 of the Agreement.  Section 10.3 of the
                    -------------------------------------
       Agreement is hereby amended by deleting the text "(a) from June 30, 1995 through June 30, 1997 to be less than 1.0:1.0, and (b) from July 1, 1997 through Final Maturity, to be less than 1.25:1.0" and substituting in lieu thereof the following text: "to be less than 1.25:1".

               (b)  Amendment of (S)10.5 of the Agreement.  Section 10.5 of the
                    -------------   ---------------------
       Agreement is hereby deleted in its entirety, and the following new
       (S)10.5 is hereby substituted in lieu thereof:

               "(S)10.5.  Liabilities to Net Worth Ratio.  The Company shall not
                          ------------------------------
       cause or permit the ratio of Consolidated Total Liabilities to Consolidated Net Worth at the end of any fiscal quarter of the Company ending at any time from the Closing Date through Final Maturity to equal or exceed 1.5:1.0."

       (S)9.  CONSENT TO CERTAIN TRANSACTIONS WITH RESPECT TO STERLING COMMERCE,
              ------------------------------------------------------------------
INC.  The Company has informed the Agent and the Banks of the creation in
- ----
December, 1995 of SCI. The Company has also informed the Agent and the Banks that it has effected or intends to effect the transactions described on Schedule
                                                                        --------
9(a) hereto (collectively, the "Proposed Entity Formation Transactions").  The
- ----
Company has further informed the Agent and the Banks of its intention to:

               (a) transfer to SCI or one of its wholly owned Subsidiaries (i) all of the issued and outstanding shares of capital stock of the Subsidiaries of the Company previously comprising the Company's Electronic Commerce Group and described on Schedule 9(a)(i) hereto, (ii)
                                                  -------- -------
       certain assets relating to the electronic commerce business previously conducted by the Company's International Group and described on Schedule
                                                                       --------
       9(a)(ii) hereto, and (iii) certain assets relating to the electronic
       --------
       commerce business conducted by the Company's Federal Systems Group and listed on Schedule 9(a)(iii) hereto (collectively, the "Proposed
                 -------- ---------
       Transfers");


               (b) offer or cause SCI to offer for sale to the public, on or before January 31, 1997, an aggregate number of shares of the common stock of SCI not to exceed twenty percent (20%) of the total number of outstanding shares of the common stock of SCI (the "Proposed Public Offering"); and

               (c) following the completion of the Proposed Public Offering, distribute, on or before January 31, 1997, on a tax-free basis (upon the Company's receipt of a favorable ruling from the Internal Revenue Service as to the tax-free nature thereof), pro rata to its stockholders as a
                                           ---------
       dividend, the Company's remaining shares of the common stock of SCI (constituting that portion of the common stock of SCI not sold to the public pursuant to the Proposed Public Offering) (the "Proposed Distribution").

The Company has further informed the Agent and the Banks that the Proposed Entity Formation Transactions, the Proposed Transfers, the issuance by SCI of shares of its common stock to be offered as part of the Proposed Public Offering (in an aggregate amount not to exceed twenty percent (20%) of the total number of outstanding shares of the outstanding capital stock of SCI)(the "Proposed Issuance"), the Proposed Public Offering and the Proposed Distribution require the consent of the Agent and the Banks pursuant to (S)8.10, (S)8.14,
(S)8.16(b)(iv), (S)8.19, (S)9.9, (S)9.12, (S)9.16 and (S)11(r) of the Agreement.
The Company has requested that, to the extent required by the Agreement, the Agent and the Banks consent to the Proposed Entity Formation Transactions, the Proposed Transfers, the Proposed Issuance, the Proposed Public Offering and the Proposed Distribution (collectively, the "Contemplated Transactions").

       Subject to the terms and conditions contained herein, and provided that any one or more variances in the final terms of the Contemplated Transactions from the terms described herein or in the S-1 Registration Statement filed by SCI with the Securities and Exchange Commission on December 20, 1995 would not, in the aggregate, (a) have a material adverse effect on the Company and its Subsidiaries taken as a whole, (b) have a material adverse effect on the ability of the Company or any of the Sterling Subsidiaries to comply with its payment obligations under the Loan Documents or (c) cause the Company to violate any of its covenants contained in (S)(S)9.8, 10.1, 10.2, 10.3, 10.4, 10.5 or 10.6 of
the Agreement, each of the Agent and the Banks hereby consents to the Contemplated Transactions, solely to the extent that any of the Contemplated Transactions would otherwise violate (S)8.10, (S)8.14, (S)8.16(b)(iv), (S)8.19 (with the consent provided with respect to (S)8.19 limited to the extent necessary to ensure that Sterling Commerce, Inc., a Wyoming corporation, need not become a party to the Guaranty for so long as its sole business is the holding of the Sterling Commerce, Inc. corporate name and for so long as the conditions set forth in (S)8.17(b) and (c) of the Agreement are not otherwise met), (S)9.9, (S)9.12, (S)9.16 and (S)11(r) of the Agreement. Notwithstanding anything to the contrary herein contained, the consents provided in this (S)9
(i) shall not apply to any of the Contemplated Transactions occurring on or after January 31, 1997, (ii) shall not apply to any public offering or other transfer (other than the Proposed Distribution) pursuant to which the aggregate number of shares so offered or transferred exceeds twenty percent (20%) of the total number of outstanding shares of capital stock of SCI, (iii) shall not apply to the extent that, prior to the occurrence of the Proposed Distribution, the Company owns less than eighty percent (80%) of the issued and outstanding capital stock of SCI, (iv) shall not apply to the Proposed Public Offering to the extent that the proceeds thereof to SCI and the Company (net of brokerage fees, minimums, transaction costs and other costs and expenses related to the Proposed Public Offering) are less than $135,000,000 (with a minimum of $100,000,000 of such proceeds to the Company), (v) shall not apply to any distribution of capital stock of SCI as a dividend to the Company's shareholders with respect to which the Company has not previously received the favorable ruling of the Internal Revenue Service as to the tax-free nature thereof, and
(vi) shall not apply to any of the Contemplated Transactions in the event that at the time of occurrence of any such Contemplated Transaction, any Default or Event of Default shall have occurred and be continuing.

       (S)10. AMENDMENT OF GUARANTY.
              ---------------------

               (a) (i) Each of Sterling Software (Northern America), Inc., Sterling Software (America), Inc., and Sterling Software (Mid America), Inc. (collectively, the "Electronic Commerce Subsidiaries") are currently parties to, and guarantors under, the Guaranty. The Company has informed the Agent and the Banks that, following the transfer of the capital stock referred to in (S)9(a)(i) above, (i) each of the Electronic Commerce Subsidiaries will become a wholly owned Subsidiary of SCI and an indirect Subsidiary of the Company; (ii) Sterling Software (Northern America), Inc. will change its name to Sterling Commerce (Northern America), Inc.;
       (iii) Sterling Software (America), Inc. will change its name to Sterling Commerce (America), Inc.; and (iv) Sterling Software (Mid America), Inc. will change its name to Sterling Commerce (Mid America), Inc. Notwithstanding any such change in corporate structure or names, each of the Electronic Commerce Subsidiaries hereby confirms that it is, and following such name change will remain, a Sterling Subsidiary for all purposes of the Agreement and the other Loan Documents and a Guarantor (as defined in the Guaranty) under the Guaranty for all purposes thereof, bound by all terms and conditions thereof, and each of the Electronic Commerce Subsidiaries further ratifies and confirms the Guaranty and its obligations as a Guarantor thereunder in all respects.

                   (ii) (SS) North America is currently party to, and guarantor under, the Guaranty. The Company has informed the Agent and the Banks that promptly following the effective Date (as hereinafter defined) of this Amendment, (SS) North America will merge into SCI, with SCI as the surviving entity. Until the completion of such merges, (SS) North America hereby confirms that it is and shall remain a Sterling Subsidiary for all purposes of the Agreement and the other Loan Documents, and a Guarantor under the Guaranty for all purposes thereof, bound by all terms and conditions thereof, and (SS) North America further ratifies and confirms the Guarantor and its obligations as a Guarantor thereunder in all respects.

               (b) Pursuant to 8.19 of the Agreement, the Company shall cause each of SCI, Sterling Commerce International, Inc. ("SC International") and Sterling Commerce Leasing, Inc. ("SC Leasing") (SCI, SC International and SC Leasing, collectively, the "New Guarantors") to become a Sterling Subsidiary, as defined in the Agreement, and a party to, and a Guarantor under, the Guaranty. Each of the Agent, the Banks, the Company, the New Guarantors and the other Guarantors hereby agrees that, from and after the Effective Date (as hereinafter defined), each of the New Guarantors shall be a party to and bound by all terms and conditions of the Guaranty and shall be a Guarantor for all purposes thereof and shall be a Sterling Subsidiary for all purposes of the Agreement and the other Loan Documents. Pursuant to the terms of the Guaranty, each of the New Guarantors, together with each of the other Guarantors, hereby jointly and severally unconditionally guarantees to the Agent and each of the Banks that the Company will duly and punctually pay or perform, at the time and place specified therefor, all of the Obligations, and agrees to be bound by and to comply with all of the terms and conditions of, and to perform all of the obligations of a Guarantor under, the Guaranty. Each of the New Guarantors and the other Guarantors further agrees that the address for notice for each of the New Guarantors referred to in (S)15 of the Guaranty shall be the address set forth beneath such New Guarantor's initial signature hereto.

               (c) Each of the Agent and the Banks hereby agrees that upon the occurrence of the Proposed Distribution upon the terms consented to by the Agent and the Banks and set forth in (S)9 hereof and provided that no
                                                                --------
       Default or Event of Default shall have occurred and be continuing at the time of the occurrence of the Proposed Distribution and that the Electronic Commerce Subsidiaries, SC International and SC Leasing remain Subsidiaries of SCI, each of the Electronic Commerce Subsidiaries, SC International, SC Leasing and SCI shall, effective at the time of the occurrence of the Proposed Distribution, be automatically released from its obligations under, and shall cease to be a party to, the Guaranty, it being expressly understood that such release shall apply to any and all Obligations, regardless of nature or amount, incurred by the Company or the other Sterling Subsidiaries, whether before or after the effective date, if any, of the Proposed Distribution, and (ii) each of SCI, the Electronic Commerce Subsidiaries, SC International, SC Leasing and any other Subsidiary of SCI set forth on Schedule 5.6 hereto or formed
                                            -------- ---
       following the date hereof shall cease to be a Guarantor or Non-Guarantor Subsidiary for purposes of the Agreement and the other Loan Documents.

       (S)11.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall be deemed to
               ---------------------------
be effective as of January 31, 1996 (the "Effective Date") (provided, however,
                                                            --------  -------
that the amendments to (S)(S)9.5, 10.3, 10.4 and 10.5 of the Agreement set forth in (S)(S)6 and

       8 of this Amendment shall only become effective upon the occurrence of the Proposed Public Offering) upon the Agent's receipt of the following, each in form and substance satisfactory to the Agent and the Banks:

               (a) facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Company, the Sterling Subsidiaries, including the New Guarantors, the Agent and the Banks;

               (b) authorizing resolutions and incumbency certificates of each of the Electronic Commerce Subsidiaries and the New Guarantors, authorizing such company's execution and delivery of, and the performance of its obligations under, this Amendment, certified by the Secretary or Assistant Secretary of such Electronic Commerce Subsidiary or such New Guarantor, as the case may be;

               (c) copies of the charter documents and by-laws of each of the Electronic Commerce Subsidiaries and the New Guarantors, certified by the Secretary or Assistant Secretary of such Electronic Commerce Subsidiary or, as the case may be, such New Guarantor;

               (d) recent good standing certificates for each of the Electronic Commerce Subsidiaries and the New Guarantors from the jurisdiction of its incorporation and from each jurisdiction in which it has qualified to do business as a foreign corporation; and

               (e) an opinion of Jones, Day, Reavis & Pogue, counsel to the Company and each of the New Guarantors, in form and substance satisfactory to the Agent and the Banks.

       (S)12.  REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION.  Each
               ---------------------------------------------------------
of the Company and the Sterling Subsidiaries, including each of the New Guarantors, hereby represents and warrants to each of the Agent and the Banks as follows:

               (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

               (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries, including each of the New Guarantors, and shall be in full force and effect upon the satisfaction of the conditions set forth in (S)11 hereof, and the agreements of the Company and each of the Sterling Subsidiaries, including each of the New Guarantors, contained herein, in the Agreement, as amended, or in the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling

       Subsidiaries, including each of the New Guarantors, party hereto or thereto, enforceable against the Company or such Sterling Subsidiary, including each of the New Guarantors, in accordance with their respective terms; and

               (c) Sterling Software (United States), Inc. has previously been merged into Sterling Software (Southern), Inc. ("SS (Southern)"), with SS

       (Southern) as the surviving entity, and as of September 30, 1995, no longer constituted a Sterling Subsidiary or a Guarantor for purposes of the Agreement and the other Loan Documents.

       (S)13. RATIFICATION, ETC.  Except as expressly amended hereby, the
              -----------------
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Agreement or such other Loan Documents or in any related agreement or instrument to the Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby, pursuant to the provisions of the Agreement.

       (S)14. NO IMPLIED WAIVER, ETC.  Except as expressly provided herein,
              ----------------------
nothing contained herein shall constitute a waiver of, impair or otherwise affect any of the Obligations, any other obligations of the Company or any of the Sterling Subsidiaries or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.

       (S)15. COUNTERPARTS.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

       (S)16. GOVERNING LAW.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED
              -------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAWS).

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                   THE FIRST NATIONAL BANK
                                    OF BOSTON, individually
                                    and as Agent



                                   By:/s/ Debra E. Del Vecchio
                                      -------------------------
                                      Title: Vice President


                                   BANK ONE, TEXAS, NATIONAL
                                     ASSOCIATION



                                   By:/s/ William R. Little
                                      -------------------------
                                      Title: Vice President



                                   BANK OF AMERICA NATIONAL
                                     TRUST AND SAVINGS
                                     ASSOCIATION



                                   By:/s/ Michael J. Dasher
                                      -------------------------
                                      Title: Managing Director



                                   STERLING SOFTWARE, INC.



                                   By:/s/ Richard Connelly
                                      -------------------------
                                      Title: Vice President,
                                              Controller and
                                               Assistant Treasurer

                                   STERLING COMMERCE, INC.



                                   By:/s/ Albert K. Hoover
                                      ------------------------------------
                                      Title: Vice President, Legal and
                                              Assistant Secretary

                                   Address: 8080 North Central Expressway
                                            Suite 1100
                                            Dallas, Texas 75206-1895
                                   Telecopier: (214) 369-6463



                                   STERLING COMMERCE INTERNATIONAL,
                                    INC.



                                   By:/s/ Albert K. Hoover
                                      -----------------------------------
                                      Title: Vice President, Secretary and
                                              Assistant Treasurer

                                   Address: 8080 North Central Expressway
                                            Suite 1100
                                            Dallas, Texas 75206-1895
                                   Telecopier: (214) 369-6463



                                   STERLING COMMERCE LEASING, INC.



                                   By:/s/ Albert K. Hoover
                                      -----------------------------------
                                      Title: Vice President, Secretary and
                                              Assistant Treasurer

                                   Address: 8080 North Central Expressway
                                            Suite 1100
                                            Dallas, Texas 75206-1895
                                   Telecopier: (214) 369-6463

Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Agreement, as so amended, and the other Loan Documents, as so amended.



                                   STERLING SOFTWARE (U.S.), INC.



                                   By:/s/ Richard Connelly
                                      -----------------------------------
                                      Title: Assistant Treasurer



                                   STERLING SOFTWARE
                                     (SOUTHERN), INC.



                                   By:/s/ Richard Connelly
                                      -----------------------------------
                                      Title: Assistant Treasurer



                                   STERLING SOFTWARE
                                     (U.S.A.), INC.



                                   By:/s/ Richard Connelly
                                      -----------------------------------
                                      Title: Assistant Treasurer



                                   STERLING SOFTWARE
                                     INTERNATIONAL, INC.



                                   By:/s/ Richard Connelly
                                      -----------------------------------
                                      Title: Assistant Treasurer




                                   STERLING SOFTWARE LEASING
                                     COMPANY



                                   By:/s/ Richard Connelly
                                      -----------------------------------
                                      Title: Assistant Treasurer

                                   STERLING SOFTWARE
                                     (UNITED STATES OF
                                     AMERICA), INC.



                                   By:/s/ Richard Connelly
                                      -----------------------------------
                                      Title: Assistant Treasurer


                                   STERLING SOFTWARE
                                     (U.S. OF AMERICA), INC.



                                   By:/s/ Richard Connelly
                                      -----------------------------------
                                      Title: Assistant Treasurer


                                   STERLING COMMERCE, INC.


                                   By:/s/ Albert K. Hoover
                                      -----------------------------------
                                      Title: Vice President, Legal and
                                              Assistant Secretary


                                   STERLING SOFTWARE
                                     (NORTHERN AMERICA), INC.,
                                   TO BE RENAMED STERLING COMMERCE
                                     (NORTHERN AMERICA), INC.


                                   By:/s/ Albert K. Hoover
                                      -----------------------------------
                                      Title: Assistant Secretary




                                   STERLING SOFTWARE
                                     (AMERICA), INC.,
                                   TO BE RENAMED STERLING COMMERCE
                                     (AMERICA), INC.


                                   By:/s/ Albert K. Hoover
                                      -----------------------------------
                                      Title: Assistant Secretary

                                   STERLING SOFTWARE
                                     (NORTH AMERICA), INC.,
                                   TO BE MERGED
                                     INTO STERLING COMMERCE, INC.


                                   By:/s/ Albert K. Hoover
                                      -----------------------------------
                                      Title: Assistant Secretary



                                   STERLING SOFTWARE
                                     (MID AMERICA), INC.,
                                   TO BE RENAMED STERLING COMMERCE
                                     (MID AMERICA), INC.


                                   By:/s/ Albert K. Hoover
                                      -----------------------------------
                                      Title: Assistant Secretary




                                   STERLING COMMERCE INTERNATIONAL,
                                     INC.


                                   By:/s/ Albert K. Hoover
                                      -----------------------------------
                                      Title: Vice President, Secretary and
                                              Assistant Treasurer




                                   STERLING COMMERCE LEASING, INC.


                                   By:/s/ Albert K. Hoover
                                      -----------------------------------
                                      Title: Vice President, Secretary and
                                              Assistant Treasurer

                         SCHEDULE 1.3 TO THE AGREEMENT
                         -----------------------------

                          NON-GUARANTOR SUBSIDIARIES
                          --------------------------

                                       State of
Company                              Incorporation      Chief Executive Office
- -------                              ---------------    ----------------------
Sterling Software (Midwest), Inc.    Delaware                    Ohio

Southwest Beta Services              Delaware                    Texas

Sterling ZeroOne, Inc.               Delaware                    Virginia

ZeroOne Systems, Inc.                Delaware                    Texas

Systems Center, Inc.                 Wyoming                     Texas

Data Management Information          Delaware                    Virginia

NetMaster, Inc.                      Delaware                    Virginia

Matesys Corporation                  California                  Texas

KnowledgeWare International, Inc.    Georgia                     Texas

IWK Corporation                      Delaware                    Texas

Sterling Commerce, Inc.              Wyoming                     Texas

Sterling Software International
 (Australia) Limited                 Delaware                    Texas

Sterling Commerce (U.S.), Inc.       Delaware                    Texas

Sterling Software (Eastern), Inc.
(to be renamed Sterling
Software (United States of
America), Inc.)                      Delaware                    Virginia

                         SCHEDULE 1.6 TO THE AGREEMENT
                         -----------------------------

                             STERLING SUBSIDIARIES
                             ---------------------

                                                              Location of
                                            State of             Chief
                  Company                 Incorporation     Executive Office
                  -------                 -------------     ----------------

Sterling Software (U.S.), Inc.              Delaware            Virginia
Sterling Software (Southern), Inc.          Georgia             Georgia
Sterling Software International, Inc.       Delaware             Texas
Sterling Software Leasing Company           Delaware             Texas
Sterling Software (U.S. of America), Inc.   Delaware            Virginia
Sterling Software (U.S.A.), Inc.           California          California
Sterling Commerce, Inc.                     Delaware             Texas
Sterling Software (Northern America), Inc.  Delaware             Texas
 (to be renamed Sterling Commerce
 (Northern America), Inc.)
Sterling Software (America), Inc.           Delaware              Ohio
 (to be renamed Sterling Commerce
 (America), Inc.)
Sterling Software (North America), Inc.     Delaware             Texas
 (Until its merger into Sterling Commerce,
 Inc., with Sterling Commerce, Inc. as the
 surviving entity)
Sterling Software (Mid America), Inc.       Michigan              Ohio
 (to be renamed Sterling Commerce (Mid
 America), Inc.)
Sterling Commerce International, Inc.       Delaware             Texas
Sterling Commerce Leasing, Inc.             Delaware             Texas
Sterling Software (United States of         Delaware             Texas
 America), Inc.
 (to be merged into the Company, with
 the Company as the surviving entity)

                         SCHEDULE 5.2 TO THE AGREEMENT
                         -----------------------------
                    SUBSIDIARIES OF THE STERLING COMPANIES
                    --------------------------------------



Domestic Subsidiaries
- -------- ------------

1.     Owned by the Company.
       ----- -- --- --------

                                          Authorized              Issued
Subsidiary                              Capital (Class)           Shares
- ----------                              ---------------           ------

Sterling Software (Midwest), Inc.       50,000 (Common)           1,000
Sterling Software (U.S.), Inc.           1,000 (Common)           1,000
Systems Center, Inc. (Wyoming)           1,000 (Common)           1,000
Sterling Software International, Inc.   50,000 (Common)           1,000
Sterling Software Leasing Company       10,000 (Common)           1,000
Sterling ZeroOne, Inc.                  50,000 (Common)           1,000
Sterling Software (U.S.A.), Inc.        25,000 (Common)             995
ZeroOne Systems, Inc.                   50,000 (Common)           1,000
Sterling Software (Southern), Inc.      10,000 (Common)           1,000
                                         1,000 (Preferred)            0
Sterling Software (Southwest), Inc.      1,000 (Common)               0
Southwest Beta Services, Inc.            1,000 (Common)           1,000
Sterling Commerce, Inc.                    100 (Common)/1/          100/2/
                                           100 (Preferred)            0
Sterling Software (U.S. of America),     5,000 (Common)           1,000
 Inc.
Sterling Software (Eastern), Inc./3/    10,000 (Common)           1,000
                                         1,000 (Preferred)            0
Sterling Software International         50,000 (Common)           1,000
 (Australia) Limited
Sterling Software (United States of     10,000 (Common)           1,000
 America), Inc./4/                       1,000 (Preferred)          478
Sterling Software (North America),
 Inc./5/                                 5,000 (Common)           1,000

___________________________

       /1/ To be increased to 150,000,000 shares of common stock and 50,000,000 shares of preferred stock prior to the SCI Public Offering.

       /2/ Will increase as a result of, among other things, (i) a reverse stock split to be effected prior to the SCI Public Offering and (ii) the SCI Public Offering.

       /3/ To be renamed Sterling Software (United States of America), Inc. following the merger of the existing Sterling Software (United States of America), Inc. into the Company, with the Company as the surviving entity.

       /4/ To be merged into the Company, with the Company as the surviving entity.

       /5/ To be merged into Sterling Commerce, Inc., with Sterling Commerce, Inc. as the surviving entity.

2.     To Be Owned by Sterling Commerce, Inc.
       -- -- ----- -- -------- --------- ----


Subsidiary                                  Authorized          Issued
- ----------                                  ----------
                                           Capital (Class)      Shares
                                           ---------------      ------
Sterling Software (Northern America),      50,000 (Common)/6/   10,000/7/
 Inc.  (to be renamed Sterling Commerce
 (Northern America), Inc.)
Sterling Software (America), Inc.          50,000 (Common)/6/    1,000
 (to be renamed Sterling Commerce
 (America), Inc.)
Sterling Commerce (U.S.), Inc.              1,000 (Common)       1,000
Sterling Commerce Leasing, Inc.             1,000 (Common)       1,000
Sterling Commerce International, Inc.       1,000 (Common)       1,000
Sterling Commerce, Inc., a Wyoming          1,000 (Common)       1,000
 corporation


3.     Owned by Sterling Software (America), Inc., to be renamed Sterling
       ----- -- -------- -------- ---------- ----- -- -- ------- --------
       Commerce (America), Inc.
       -------- ---------- ----

                                            Authorized          Issued
Subsidiary                                 Capital (Class)      Shares
- ----------                                 ---------------      ------
Sterling Software (Mid America), Inc.      60,000 (Common)/6/   1,000
 (to be renamed Sterling Commerce          60,000 (Preferred)      0
 (Mid America), Inc.


4.     Owned by Sterling Software (Southern), Inc.
       ----- -- -------- -------- ----------- ----


                                            Authorized          Issued
Subsidiary                                 Capital (Class)      Shares
- ----------                                 ---------------      ------
KnowledgeWare International, Inc.          1,000 (Common)        500
IWK Corporation                             1,000 (Common)         0



_____________________

       /6/ Will be decreased to 1,000 shares of common stock by means of a charter amendment promptly following the Proposed Transfers (as defined in the First Amendment and Modification Agreement dated as of January 31, 1996 among the Company, the Sterling Subsidiaries, the Agent and the Banks.)

       /7/ Will be decreased to 1,000 shares promptly following the Proposed Transfers.

5.     Owned by Matesys Mathematics Systems, S.A.
       ----- -- ------- ----------- -------- ----

                             Authorized                  Issued
                             ----------
Subsidiary                  Capital (Class)              Shares
- ----------                  ---------------              ------
Matesys Corp.                1,000,000 (Common)          65,000


6.     Foreign Subsidiaries*
       --------------------

                                                        Place of
                                                      Incorporation
                                                      -------------
Sterling Software (Pacific) Pty Limited                 Australia
Sterling Software (Australia) Pty Limited               Australia
Systems Center Pty Limited                              Australia
Systems Center Handelgesellschaft M.B.H.                Austria
KnowledgeWare G.M.B.H.                                  Austria
Sterling Software (Benelux) NV                          Belgium
Sterling Software (Benelux) BVBA                        Belgium
Systems Center Benelux BVBA                             Belgium
Sterling Software do Brasil Ltda.**                     Brazil
Sterling Software do Brasil Participacoes Ltda.         Brazil
Sterling Software (Canada), Inc.                        Canada
Sterling International Finance, Inc.                    British W. Indies
Sterling Software Denmark (Branch Office of             Denmark
 Sterling Software, Sweden AB)
KnowledgeWare AB, filial i Finland                      Finland
Sterling Consulting S.A.                                France
Matesys Mathematics Systems S.A.                        France
Sterling Software France II                             France
Sterling Software International (France) SARL           France
Sterling Software (France) SA                           France
VM Software SARL                                        France
Sterling Software GMBH                                  Germany



* All such subsidiaries are directly or indirectly 100% owned by Sterling Software, Inc., except for certain de minimis shares held by employees or local residents as nominee shareholders or as otherwise provided below.
**   49% ownership by Sterling Software do Brasil Participacoes Ltd.

Systems Center Limited                                  Hong Kong
KnowledgeWare (Far East) Limited                        Hong Kong
Sterling Software (Israel), Ltd.                        Israel
KnowledgeWare SRL                                       Italy
Sterling Software (Italia) SRL                          Italy
Sterling Software (Japan) Ltd.                          Japan
Rellum Amsterdam B.V.                                   Netherlands
Sterling Software (Netherlands) B.V.                    Netherlands
SCI Systems Center Netherlands/
Sterling Software (Netherlands)                         Netherlands
Sterling Software (Australia) PTY Limited               New Zealand
Sterling Software (New Zealand) Limited                 New Zealand
Sterling Software (Scandinavia) AS                      Norway
Systems Center AS                                       Norway
KnowledgeWare (Norway)                                  Norway
Condessa Gestao E Investimentos Lda                     Portugal
Sterling Software (Portugal) - Informatica, Lda         Portugal
Sterling Software (Singapore) PTE Ltd.                  Singapore
Sterling Aplicaciones Informaticas (Espana), S.A.       Spain
KnowledgeWare AB                                        Sweden
Sterling Software AB                                    Sweden
Sterling Software (Switzerland) AG                      Switzerland
KnowledgeWare AG                                        Switzerland
Sterling Software S.A. (In Liquidation)                 Switzerland
Sterling Software International (U.K.) Limited          United Kingdom
Sterling Software (U.K.) Holdings, Ltd.                 United Kingdom
Sterling Software (U.K.) Limited                        United Kingdom
Sterling Software (U.K.) II Limited                     United Kingdom
VM Software (UK) Limited                                United Kingdom
Systems Center Limited                                  United Kingdom
Sterling Software (Virgin Islands), Inc.                Virgin Islands
KnowledgeWare Export, Inc.                              Virgin Islands
Sterling Electronic Commerce (Canada), Inc.             Canada
Sterling Commerce (France), SARL                        France
Sterling Commerce GmbH                                  Germany
Sterling Commerce (UK) Limited                          United Kingdom

                         SCHEDULE 5.6 TO THE AGREEMENT
                         -----------------------------
    MAILING ADDRESSES OF THE COMPANY AND EACH OF THE STERLING SUBSIDIARIES
    ----------------------------------------------------------------------


Sterling Software, Inc.
8080 N. Central Expressway, Suite 1100
Dallas, Texas 75206

Sterling Software (U.S.), Inc.
1650 Tysons Blvd., Suite 800
McLean, Virginia 22102-3915

Sterling Software (Southern), Inc.
3340 Peachtree Road, N.E., Suite 1100
Atlanta, Georgia 30326

Sterling Software International, Inc.
8080 N. Central Expressway, Suite 1100
Dallas, Texas 75206

Sterling Software Leasing Company
8080 N. Central Expressway, Suite 1100
Dallas, Texas 75206

Sterling Software (U.S. of America), Inc.
1800 Alexander Bell Drive
Reston, Virginia 22091

Sterling Software (U.S.A.), Inc.
11050 White Rock Road, Suite 100
Rancho Cordova, California 95670

Sterling Software (United States of America), Inc.
 (to be merged into the Company, with the Company as the surviving entity)
1800 Alexander Bell Drive
Reston, Virginia 22091

Sterling Commerce, Inc.
4600 Lakehurst Court
Dublin, Ohio 43017-0760

Sterling Software (Northern America), Inc.
 (to be renamed Sterling Commerce (Northern America), Inc.)
15301 Dallas Parkway, Suite 400 LB 23
Dallas, Texas 75248

Sterling Software (America), Inc.
 (to be renamed Sterling Commerce (America), Inc.)
4600 Lakehurst Court
Dublin, Ohio 43017-0760

Sterling Software (North America), Inc.
 (to be merged into Sterling Commerce, Inc., with Sterling Commerce, Inc. as the surviving entity)
5215 North O'Connor Blvd., Suite 1500
Irving, Texas 75039-3771

Sterling Software (Mid America), Inc.
 (to be renamed Sterling Commerce (Mid America), Inc.)
4600 Lakehurst Court
Dublin, Ohio 43017-0760

Sterling Commerce International, Inc.
4600 Lakehurst Court
Dublin, Ohio 43017-0760

Sterling Commerce Leasing, Inc.
4600 Lakehurst Court
Dublin, Ohio 43017-0760

                                 SCHEDULE 9(A)
                                 -------------
                                      TO
                                      --
                  FIRST AMENDMENT AND MODIFICATION AGREEMENT
                  ------------------------------------------
                    PROPOSED ENTITY FORMATION TRANSACTIONS
                    --------------------------------------


1. Distribution of all shares of preferred stock of Sterling Software (United States of America), Inc. owned by Sterling Software (U.S.A.), Inc. to the Company.

2. Merger of Sterling Software (United States of America), Inc. into the Company (the "Merger").

3. Formation of Sterling Software (Eastern), Inc., a new wholly owned Delaware Subsidiary of Sterling Software, Inc., to be renamed Sterling Software (United States of America), Inc. ("SS (United States of America)"). SS (United States of America) will be capitalized with 11,000 shares, consisting of 10,000 shares of common stock and 1,000 shares of preferred stock.

4. Merger of Sterling Software (North America), Inc. into SCI.

5. Formation of Sterling Commerce (U.S.), Inc., a new wholly owned Delaware Subsidiary of SCI.

6. Formation of Sterling Commerce Leasing, Inc., a new wholly owned Delaware Subsidiary of SCI.

7. Formation of Sterling Commerce International, Inc., a new wholly owned Delaware Subsidiary of SCI.

8. Formation of Sterling Commerce, Inc., a new wholly owned Wyoming Subsidiary of SCI.

9. Formation of Sterling Electronic Commerce (Canada), Inc., a new Canadian Subsidiary of SCI.*

10.Formation of Sterling Commerce (France), SARL, a new French Subsidiary of
   SCI.*

11.Formation of Sterling Commerce GmbH, a new German Subsidiary of SCI.*

12.Formation of Sterling Commerce (UK) Limited, a new United Kingdom
   Subsidiary of SCI.*

____________________________
*      To be wholly owned by SCI except for certain de minimis shares to be held
                                                    -- -------
       by employees or local residents as nominee shareholders as required by applicable law.

                               SCHEDULE 9(A)(I)
                               ----------------
                                      TO
                                      --
                  FIRST AMENDMENT AND MODIFICATION AGREEMENT
                  ------------------------------------------

                    ELECTRONIC COMMERCE GROUP SUBSIDIARIES
                    --------------------------------------


Sterling Software (Northern America), Inc., to be renamed Sterling Commerce
 (Northern America), Inc.
Sterling Software (America), Inc., to be renamed Sterling Commerce (America),
 Inc.
Sterling Software (Mid America), Inc., to be renamed Sterling Commerce (Mid
 America), Inc.

                               SCHEDULE 9(A)(II)
                               -----------------
                                      TO
                                      --
                  FIRST AMENDMENT AND MODIFICATION AGREEMENT
                  ------------------------------------------


                                Description of
                        Transferred Assets Relating to
                       The Electronic Commerce Business
                          Previously Conducted by the
                              International Group


     Accounts receivable, furniture, fixtures, computers and other equipment and other miscellaneous personal property, with an aggregate value for all such assets, together with the assets listed on Schedule 9(a)(iii), not to
                                                -------- ---------
     exceed $5,000,000.

                              SCHEDULE 9(A)(III)
                              ------------------
                                      TO
                                      --
                  FIRST AMENDMENT AND MODIFICATION AGREEMENT
                  ------------------------------------------


                                Description of
                        Transferred Assets Relating to
                       The Electronic Commerce Business
                          Previously Conducted by the
                             Federal Systems Group



     Accounts receivable, prepaid expenses, employee loans, computers and other equipment, prepaid advertising expenses, furniture, fixtures and other miscellaneous personal property with an aggregate value for all such assets, together with the assets listed on Schedule 9(a)(ii), not to exceed
                                                -------- --------
     $5,000,000.